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                                                               November 14, 2001


TouchTunes Digital Jukebox Inc.
3 Commerce Place, 4th floor
Montreal, Quebec
H3E 1H7

ATTENTION : MR. MATTHEW CARSON, CFO

                             Object : Clause 12.1.5
                             ----------------------


In response to your request, National Bank of Canada hereby accepts to amend clause 12.1.5 of the Offer of Financing dated September 20, 2001.

Therefore, clause 12.1.5 shall now read as followed :

13.5.1 maintain, at all times, on a consolidated basis, as applicable, a net Shareholders's Equity of at least US $8,000,000;

As discussed, this amendement is conditional to the followings :

- Cancellation of Facility " F " and "G" (Term loans of US $2,000,000 and US $1,000,000).

- Acceptance from Investissement-Quebec and EDC

Yours truly,

/s/ Eric St-Louis                   /s/ Jean-Guy Paris
-----------------                   ------------------
    Eric St-Louis                       Jean-Guy Paris
    Account Manager                     Senior Manager
    (514)394-8472                       (514)394-8414


c.c.:      LC 030 396 782            LC 030 396 783
           --------------            --------------
           Mr. Roland Ribotti        Mrs. Sophie Forest
           Director, Investments     Investment Director
           Media and Entertainment   CDP Sofinov
           CDP Capital Communications